UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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EDAP TMS S.A.
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Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! EDAP TMS S.A. 2026 Ordinary and Extraordinary General Meeting Vote by June 23, 2026 12:00 NOON ET For complete information and to vote, visit www.ProxyVote.com Control # T00385-P52264 You invested in EDAP TMS S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Ordinary and Extraordinary General Meeting. This is an important notice regarding the availability of proxy materials for the Ordinary and Extraordinary General Meeting to be held on June 26, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Meeting Information June 26, 2026 15:00 (French Time) Parc d’Activites la Poudrette-Lamartine 4/6, rue du Dauphiné 69120 Vaulx-en-Velin, France

EDAP TMS S.A. 2026 Ordinary and Extraordinary General Meeting Vote by June 23, 2026 12:00 NOON ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com T00386-P52264 Voting Items Board Recommends AGENDA OF THE ORDINARY ANNUAL SHAREHOLDERS’ MEETING 1. Renewal of the term of office of Ryan Rhodes as Director; For 2. Renewal of the term of office of Lance Willsey as Director; For 3. Renewal of the term of office of Fran Schulz as Director; For 4. Renew the term of office of Josh Levine as Director; For 5. Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026; For 6. Renewal of the term of office of David Horn as Director; For 7. Approval of the related-person agreements referred to in Article L. 225-38 of the French Commercial Code; For 8. Approval of the statutory financial statements for the fiscal year ended December 31, 2025; For 9. Approval of the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025; For 10. Allocation of the results for the fiscal year ended December 31, 2025; For 11. Renewal of the term of office of AGILI3F as statutory auditor; For 12. Non-binding advisory vote to approve the compensation for named executive officers of the Company; For 13. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year; For 14. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years; Against 15. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years; Against AGENDA OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING 16. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders; For 17. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code); For 18. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code; For 19. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics; For 20. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics; For 21. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics; For 22. Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations; For 23. Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets; For 24. Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Twenty-third resolution; For 25. Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Sixteenth resolution through Twenty-fourth resolution, granted to the Board of Directors to increase the share capital; For 26. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract; For 27. Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription rights for the new shares that can be issued; For 28. Delegation of authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code; Against 29. Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital); For 30. Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors); For 31. Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting); and For 32. Approval of nonmaterial amendments to the bylaws of the Company. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.